Current liabilities - provisions	6 Months Ended
Jun. 30, 2026
Current liabilities - provisions [Abstract]
Current liabilities - provisions
Note 12. Current liabilities - provisions

	30-Jun-2026	31-Dec-2025
	$'000	$'000

Provisions for employee benefits	392	303

Provisions are made for the Group's liability for employee benefits arising from services rendered by employees to the end of the reporting period. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled. Employees' benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits. In determining the liability, consideration is given to employee wage increases and the probability that the employee may satisfy vesting requirements. Those cash flows are discounted using market yields on high quality corporate bonds with terms to maturity that match the expected timing of cash flows.